                                                                   EXHIBIT 10.3



                                KIRKLAND'S, INC.
                                  P.O. BOX 7222
                             JACKSON, TN 38303-7222


                                  June 12, 1996


Advent International Corporation
101 Federal Street
Boston, MA 02110

                  RE:      Transaction Fees

Gentlemen:

                  Kirkland's, Inc., a corporation incorporated under Tennessee law ("Kirkland's"), and the other corporations listed on the signature pages hereto (such other corporations, together with Kirkland's, collectively the "Companies") hereby agree to pay to Advent International Corporation ("Advent"), on the date hereof, an amount equal to One Million Dollars ($1,000,000) (the "Fee") in consideration for the services which have been provided by Advent to the Companies in connection with the structuring of the transactions contemplated by that certain Recapitalization Agreement, dated April 26, 1996, among Kirkland Holdings L.L.C. ("Holdings"), the Companies, Carl Kirkland, Robert Kirkland, Bruce Moore and Robert Alderson, as amended on or about the date hereof (as amended, the "Recapitalization Agreement").

                  The Fee shall be payable $500,000 in cash and $500,000 through a reduction in the purchase price for the purchase of common stock and Class A Preferred Stock being purchased by Holdings pursuant to the Recapitalization Agreement.

                  This agreement may be signed in counterparts which when taken together will constitute the entire agreement.

                  Please acknowledge your receipt of the sum specified above by signing where indicated below.

                                                     Sincerely,

ATTEST:                                                   KIRKLAND'S, INC.


By:      /s/Robert E. Alderson                            By: /s/ Carl Kirkland
         ---------------------                                ------------------
         Robert E. Alderson                                   Carl Kirkland
         Vice-President                                       President
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Corporate Name
--------------

101      Kirkland's of Carolina, Inc.
102      Kirkland's of Charlotte, Eastland Mall, Inc.
103      Kirkland's of Tennessee, Inc.
104      K. C. Corp. Inc.
107      Kirkland's of Greensboro, Four Seasons Mall, Inc.
109      Kirkland's of Fayetteville, Cross Creek Mall, Inc.
110      Kirkland's of Wilmington, Independence Mall, Inc.
111      Kirkland's III, Jackson-Metro Center, Inc.
114      Kirkland's of Memphis, Tennessee, Laurelwood Shopping Center, Inc.
115      Kirkland's of Ridgeland, Mississippi, Northpark Mall, Inc.
116      Kirkland's of Knoxville, East Towne Mall, Inc.
117      Kirkland's of Huntsville, Madison Square Mall, Inc.
118      Kirkland's of Valley View Mall, Roanoke, VA, Inc.
119      Kirkland's of Nashville, Hickory Hollow Mall, Inc.
120      Kirkland's of Birmingham, Riverchase Galleria, Inc.
122      Kirkland's of BriarCliffe Mall, Myrtle Beach, South Carolina, Inc.
123      Kirkland's of Pecanland Mall, Monroe, LA, Inc.
125      Kirkland's of Towne Center at Cobb, Atlanta, GA, Inc.
126      Kirkland's of Gwinnett Place, Atlanta, GA, Inc.
127      Kirkland's of Rivergate Mall, Nashville, TN, Inc.
128      Kirkland's of Peachtree Mall, Columbus, GA, Inc.
129      Kirkland's of Cumberland Mall, Atlanta, GA, Inc.
130      Kirkland's of Hamilton Place Mall, Chattanooga, TN, Inc.
131      Kirkland's of Houston Galleria, Houston, TX, Inc.
132      Kirkland's of Mall of Memphis, Memphis, TN, Inc.
134      Kirkland's of Woodland Hills Mall, Tulsa, OK, Inc.
135      Kirkland's of Dayton Mall, Dayton, OH, Inc.
136      Kirkland's of Oxmoor Center, Louisville, KY, Inc.
137      Kirkland's of South Square Mall, Durham, NC, Inc.
138      Kirkland's of Valley View Center, Dallas, TX, Inc.
139      Kirkland's of Chesterfield Towne Center, Richmond, VA, Inc.
140      Kirkland's of Park Plaza, Little Rock, AR, Inc.
141      Kirkland's of Montgomery Mall, Montgomery, AL, Inc.
142      Kirkland's of Southlake Mall, Atlanta, GA, Inc.
143      Kirkland's of Southpark Mall, Richmond, VA, Inc.
144      Kirkland's of Eastland Mall, Evansville, IN, Inc.
145      Kirkland's of Fayette Mall, Lexington, KY, Inc.
146      Kirkland's of Hickory Ridge Mall, Memphis, TN, Inc.
148      Kirkland's of Regency Square Mall, Jacksonville, FL, Inc.
149      Kirkland's of McCain Mall, Little Rock, AR, Inc.
150      Kirkland's of River Ridge Mall, Lynchburg, VA, Inc.
151      Kirkland's of Bel Air Mall, Mobile, AL, Inc.
152      Kirkland's of The Mall at Barnes Crossing, Tupelo, MS, Inc.
153      Kirkland's of Cortana Mall, Baton Rouge, LA, Inc.
154      Kirkland's of Bellevue Center, Nashville, TN, Inc.
155      Kirkland's of Tri-County Mall, Cincinnati, OH, Inc.
156      Kirkland's of The Mall of the Avenues, Jacksonville, FL, Inc.
157      Kirkland's of Eastwood Mall, Birmingham, AL, Inc.
158      Kirkland's of Lakeside Mall, New Orleans, LA, Inc.
159      Kirkland's of Carolina Place, Charlotte, N.C., Inc.
160      Kirkland's of Cary Village Mall, Raleigh, N.C., Inc.
161      Kirkland's of Cool Springs Galleria, Nashville, TN, Inc.
162      Kirkland's of Kenwood Towne Centre, Cincinnati, OH, Inc.
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#        Corporate Name
-        --------------

163      Kirkland's of St. Louis Galleria, St. Louis, MO, Inc.
164      Kirkland's of Wiregrass Commons Mall, Dothan, AL, Inc.
165      Kirkland's of Regency Mall, Richmond, VA, Inc.
166      Kirkland's of Florence, Florence, KY, Inc.
167      Kirkland's of Acadiana Mall, Lafayette, LA, Inc.
168      Kirkland's of Padre Staples Mall, Corpus Christi, TX, Inc.
169      Kirkland's of Belden Village, Canton, OH, Inc.
170      Kirkland's of West Oaks Mall, Houston, TX, Inc.
171      Kirkland's of Charleston Town Center, Charleston, W. VA, Inc.
172      Kirkland's of Crestwood Plaza, St. Louis, MO, Inc.
173      Kirkland's of White Marsh Mall, Baltimore, MD, Inc.
174      Kirkland's of Collin Creek Mall, Dallas, TX, Inc.
175      Kirkland's of Baybrook Mall, Houston, TX, Inc.
176      Kirkland's of Governor's Square Mall, Tallahassee, FL, Inc.
178      Kirkland's of Barton Creek Mall, Austin, TX, Inc.
179      Kirkland's of Highland Mall, Austin, TX, Inc.
180      Kirkland's of Battlefield Mall, Springfield, MO, Inc.
181      Kirkland's of Penn Square Mall, Oklahoma City, OK, Inc.
182      Kirkland's of Oak Park Mall, Kansas City, KS, Inc.
183      Kirkland's of Mall St. Vincent, Shreveport, LA, Inc.
184      Kirkland's of Owings Mills Mall, Baltimore, MD, Inc.
185      Kirkland's of Oakwood Center, New Orleans, LA, Inc.
186      Kirkland's of The Mall at Johnson City, Johnson City, TN, Inc.
187      Kirkland's of Glenbrook Mall, Ft. Wayne, IN, Inc.
188      Kirkland's of North Pointe Mall, Atlanta, GA, Inc.
189      Kirkland's of Northpark Mall, Joplin, MO, Inc.
190      Kirkland's of Orlando Fashion Square, Orlando, FL, Inc.
191      Kirkland's of The Mall at Fairfield Commons, Dayton, OH, Inc.
192      Kirkland's of St. Charles Towne Center, Waldorf, MD Inc.
193      Kirkland's of Regency Mall, Florence, AL, Inc.
194      Kirkland's of South Plains Mall, Lubbock, TX, Inc.
195      Kirkland's of The Parks at Arlington, Ft. Worth, TX, Inc.
196      Kirkland's of Parma Town Mall, Cleveland, OH, Inc.
197      Kirkland's of St. Clair Square, St. Louis, MO, Inc.
198      Kirkland's of Turtle Creek Mall, Hattiesburg, MS, Inc.
199      Kirkland's of The Woodlands, Houston, TX, Inc.
200      Kirkland's of Brandon Town Center, Tampa, FL, Inc.
201      Kirkland's of Memorial City Mall, Houston, TX, Inc.
202      Kirkland's of University Mall, Tuscaloosa, AL, Inc.
203      Kirkland's of Santa Rosa Mall, Fort Walton, FL, Inc.
204      Kirkland's of Panama City Mall, Panama City, FL, Inc.
205      Kirkland's of Town East Mall, Mesquite, TX, Inc.
206      Kirkland's of Kentucky Oaks Mall, Paducah, KY, Inc.
207      Kirkland's of Crabtree Valley Mall, Raleigh, N.C., Inc.
208      Kirkland's of Oak Hollow Mall, High Point, N.C., Inc.
209      Kirkland's of Fox Valley Mall, Chicago, IL, Inc.
210      Kirkland's of Hawthorne Mall, Chicago, IL, Inc.
211      Kirkland's of Stratford Square, Chicago, IL, Inc.
212      Kirkland's of Orland Square, Chicago, IL, Inc.
214      Kirkland's of Coastland Mall, Naples, FL, Inc.
215      Kirkland's of Edgewater Mall, Biloxi, MS, Inc.
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216      Kirkland's of Town Center Plaza, Kansas City, KS, Inc.
217      Kirkland's of Castleton Square, Indianapolis, IN., Inc.
218      Kirkland's of Cordova Mall, Pensacola, FL, Inc.
219      Kirkland's of University Park, South Bend, IN, Inc.
220      Kirkland's of Westgate Mall, Amarillo, TX, Inc.
221      Kirkland's of Westgate Mall, Spartanburg, SC, Inc.
222      Kirkland's of Meridian Mall, Lansing, MI, Inc.
223      Kirkland's of Cottonwood Mall, Albuquerque, NM, Inc.
224      Kirkland's of University Mall, Tampa, FL, Inc.


ATTEST:



By:                                                  By: /s/ Carl Kirkland
   --------------------                                 ---------------------
         Title:                                         Carl Kirkland
                                                        President


Accepted:

ADVENT INTERNATIONAL CORPORATION


By: /s/ David M. Mussafer
   ------------------------------
   David M. Mussafer
   President